SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

FRANK FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

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FRANK FUNDS

on behalf of the

FRANK VALUE FUND

312 East 22nd Street, #2B

 New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 30, 2010

Dear Shareholders:

The Board of Trustees of Frank Funds (the “Trust”), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Frank Value Fund, a series of the Trust, to be held at the offices of Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on August 30, 2010 at 10:00 a.m., Eastern time, for the following purposes:

1.

Approval of a Distribution Plan pursuant to Rule 12b-1 for Investor Class Shares.

2.

Approval of a new Management Agreement between the Trust and Frank Capital Partners, LLC, the Fund’s current investment adviser.

3.

Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Fund shareholders of record at the close of business on July 1, 2010 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 30, 2010

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Distribution plan and the proposed Management Agreement), and Proxy Card are available at www.frankfunds.com.

By Order of the Board of Trustees

MONIQUE M. WEISS

Secretary

July 22 , 2010

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 420-526-4446, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

FRANK FUNDS

312 East 22nd Street, #2B

New York, New York 10010

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

of the FRANK VALUE FUND

To Be Held August 30, 2010

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Frank Funds (the “Trust”), on behalf of the Frank Value Fund  (the “Fund”) for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Mutual Shareholder Services (“MSS”), at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on August 30, 2010 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will first be mailed to shareholders on or about July 22 , 2010.

At the Meeting, the following proposals will be voted upon:

1.

Approval of a Distribution Plan pursuant to Rule 12b-1 for Investor Class Shares (the “Plan”).

2.

Approval of a new Management Agreement (the “New Management Agreement”) between the Trust and Frank Capital Partners, LLC (“FCP”), the Fund’s current investment adviser.

Only shareholders of the Fund of record at the close of business on July 1, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

A copy of the Fund’s most recent annual and semi-annual report for the fiscal year ended June 30, 2009 and fiscal period ended December 31, 2009, respectively, have been mailed to shareholders.

If you would like to receive copies of these reports at no charge, please send a written request to Brian J. Frank, Treasurer, Frank Funds, 312 East 22nd Street, #2B, New York, New York 10010 or call the Fund at 866-706-9790.

SUMMARY OF THE PROPOSALS

The Plan and the New Management Agreement are both part of an overall plan approved by the Board of Trustees to restructure the Fund to allow for multiple classes of shares.  The Trustees believe that the introduction of additional share classes will enhance the distribution opportunities of the Fund.  The Fund currently has one share class, no distribution plan under Rule 12b-1, and a fee structure commonly referred to as “unitary,” meaning that FCP receives an annual fee (1.50% of the Fund’s average daily net assets) for management and administration services, and FCP pays all of the Fund’s ordinary operating expenses.  Any distribution expense must be paid out of FCP’s own resources.

As proposed, the Fund will have two agreements with the adviser: (1) a management agreement with an annual fee of 0.99% and (2) an administration agreement with an annual fee of 0.25%.  Under the terms of the proposed administration agreement, FCP will provide administration services to the Fund and will pay all of the Fund’s normal operating expenses (with the exception of the management fee and Rule 12b-1 fees).  Current shares will be redesignated as “Investor Class” shares and will pay Rule 12b-1 distribution and shareholder servicing fees of 0.25%.  The total proposed operating expenses of 1.51% are comparable to the current operating expenses of the Fund.  Any increase in the management fee or Rule 12b-1 fees in the future would require shareholder approval.  Although no fee increase is currently anticipated, the Board of Trustees could increase the administration fee without shareholder approval.

PROPOSAL 1:

APPROVAL OF A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 FOR THE FUND’S INVESTOR CLASS SHARES

Rule 12b-1 under the 1940 Act provides that a mutual fund may distribute its own shares, provided that fees or other payments made to brokers, dealers, or other intermediaries for selling shares of the fund are made pursuant to a written plan that “describes all material aspects of the proposed financing of distribution.”  A mutual fund is considered to be distributing its own shares if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to prospective shareholders, and the printing and mailing of sales literature.  Rule 12b-1 requires that a fund’s board of trustees and shareholders approve any distribution plan.

On June 27, 2010, at an in-person meeting, the Board, including a majority of the Trustees that are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan (the “Independent Trustees”), redesignated the currently outstanding shares as “Investor Class” shares and approved the Plan.  Under the Plan, total fees cannot exceed 0.25% of the average annual assets of the Fund's Investor Class.

The Plan will become effective as of September 15, 2010 if approved by the Fund’s Investor Class shareholders.  A copy of the Plan is attached to this Proxy Statement as Exhibit A.  You should read the Plan in its entirety.  The description in this Proxy Statement of the Plan is only a summary.

The Plan

The Plan provides that, subject to the supervision of the Trustees, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund including, (a) making payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Investor Class Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Investor Class Shares or that hold Investor Class Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) making payments to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) paying expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Investor Class Shares; (d) paying the costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) paying costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) paying costs of preparing, printing and distributing sales literature; (g) paying costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) paying costs of implementing and operating the Plan.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of the Fund’s Investor Class shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan.

The Plan provides that the Fund will pay its distributor, Matrix Capital Group (the "Distributor"), an annual fee for the Distributor’s services in connection with the sales and promotion of the Fund’s Investor Class shares, including the Distributor’s distribution expenses, as described above.  The annual fee paid to the Distributor, calculated daily and paid monthly, will be 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The actual distribution related expenses incurred by the Distributor may be less than the 12b-1 fees that the Distributor receives from the Fund.  The Distributor is not affiliated with FCP.

At least quarterly, the Distributor will provide to the Board, and the Trustees will review, a written report of the amounts expended under the Plan and any related agreements, and the purposes for which such expenditures were made.  The Plan will continue in effect until the next annual approval of the Plan by the Board and thereafter for successive one year periods, but only if approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees, cast in-person at a meeting called for the purpose of voting on the Plan.  All material amendments to the Plan must be approved by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.  Any amendment to the Plan that increases the costs that the Fund’s Investor Class may bear for distribution pursuant to the Plan must be approved by a majority vote of the outstanding voting securities of the Fund’s Investor Class.  The Plan may be terminated at any time by: (a) a majority vote of the Independent Trustees, or (b) a vote of a majority of the outstanding voting securities of the Fund’s Investor Class.

Evaluation By The Board of Trustees.

In deciding to recommend the adoption of the Plan, the Board of Trustees considered a variety of factors.  The Trustees also consulted with counsel who is not counsel for the Fund’s adviser.  The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Fund’s Investor Class and its shareholders, and that the fees paid under the Plan are fair and reasonable in light of the services to be provided.

The Trustees considered the circumstances giving rise to the need for the Plan and whether the Plan addressed those needs.  The Trustees discussed the fact that the Fund’s Investor Class is still relatively small, and that the Plan is expected to attract and retain new assets.  The Plan provides an incentive to financial institutions to make the Fund’s Investor Class shares available to their customers and supplies the resources financial institutions need to provide high quality shareholder servicing.  The Trustees agreed that, with additional assets, the Fund would have greater access to additional investments that are now limited based on the Fund's size and that the Fund could benefit from more favorable brokerage commissions if the Fund was larger.  The Trustees agreed that it is important for the Fund to grow to realize economies of scale and reduce expenses paid by shareholders.  They acknowledged that, due to the small size of the Fund, the adviser has been subsidizing the Fund.  The Board members agreed that reducing or eliminating the adviser's subsidization of the Fund would be beneficial to the adviser, the Fund and ultimately the Fund's shareholders because such assets could be used to grow the adviser's investment staff or market the Fund rather than pay operating expenses of the Fund.

The Board of Trustees discussed whether the Plan was a reasonable option considering the characteristics of the Fund and the type of investors to which the Plan is directed.  The Board noted that the actual distribution related expenses incurred by the Distributor may, in the future, be less than the 12b-1 fees that the Distributor receives from the Fund.  While the Trustees considered alternatives, such as a reimbursement plan under which the Fund reimburses the adviser for actual expenditures incurred in the marketing and distribution of the Fund, it did not consider such a plan to be as desirable as the proposed Plan because under the proposed Plan, the adviser will have a predictable stream of income to direct to its distribution efforts without the burden of submitting quarterly reimbursement requests.  In addition, the Trustees indicated that the level of distribution related expenses incurred by the adviser and Distributor compared to the 12b-1 fees would be taken into consideration annually when the Board considers the Plan for renewal.  Finally, the Board of Trustees considered whether any other party would benefit from the Plan in addition to the Fund.  The Board of Trustees recognized that a greater level of fund assets could benefit the adviser, by increasing its management fee revenue to the extent that the Plan succeeds in attracting and retaining assets.  However, as stated above, a larger asset base also benefits Fund shareholders.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE DISTRIBUTION PLAN FOR THE FUND’S INVESTOR CLASS SHARES.

PROPOSAL 2:

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND FRANK CAPITAL PARTNERS, LLC

FCP serves as the Fund’s current investment advisor.  As described above under “SUMMARY OF THE PROPOSALS,” FCP desires to change the fee structure of the Fund.  Under the existing management agreement, the Fund pays FCP 1.50% of its average daily net assets and FCP pays all of the ordinary operating expenses of the Fund.  Under the proposed New Management Agreement, the Fund would pay FCP 0.99% of its average daily net assets and the Fund would pay its ordinary operating expenses.  If the New Management Agreement and the Plan are approved, FCP will also execute an Administration Agreement with the Trust, under which FCP will pay the normal operating expenses of the Fund, excluding management fees and Rule 12b-1 fees.

The 1940 Act requires that management agreements be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Management Agreement between the Trust, on behalf of the Fund, and FCP.  Subject to shareholder approval, the Board of Trustees approved, on June 27, 2010, the New Management Agreement for the Fund , effective as of September 15, 2010.

The Current Management Agreement

Under the terms of the current management agreement (the “Current Agreement”), FCP manages the Fund’s investments and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), and extraordinary expenses.  As compensation for its management services, the Fund currently pays FCP a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund.  For the fiscal year ending June 30, 2010, FCP earned management fees of $ 35,897.06 from the Fund.  If the New Management Agreement and Administration Agreement had been in effect during the fiscal year ending June 30, 2010, FCP would have earned net management fees of $ 23,692.06, which is a reduction of 34 % from the fees earned under the Current Agreement , and administration fees of $5,982.84, which, when combined with management fees, is a reduction of 17%.  The Current Agreement was last approved by the Fund’s shareholders on January 15, 2010.

The New Management Agreement

The New Management Agreement was approved by the Board of Trustees on June 27, 2010 and will become effective as of September 15, 2010 if approved by Fund shareholders.  The New Management Agreement provides that it will remain in force for an initial term of 2 years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The New Management Agreement may be terminated at any time, on 60 days’ written notice without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by FCP.  The New Management Agreement automatically terminates in the event of its assignment.

Under the New Management Agreement, the Fund will pay FCP 0.99% of the Fund’s average daily net assets to provide the Fund investment advice and to furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies.  Unlike the Current Agreement, the New Management Agreement states that the Fund will pay its ordinary operating expenses, rather than FCP.

The New Management Agreement, like the Current Agreement, provides that FCP shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or FCP’s reckless disregard of its obligations.  The New Management Agreement permits FCP to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers.  FCP does not currently have any such arrangements in place, but could in the future.

The New Management Agreement for the Fund is attached as Exhibit B.  You should read the New Management Agreement in its entirety.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning Frank Capital Partners, LLC

Frank Capital Partners, LLC, is located at 312 East 22nd Street, #2B, New York, New York 10010.  As of June 30, 2010, Brian J. Frank and Monique M. Weiss each owned 50% of the membership interests of FCP.   The names, addresses, and principal occupations of the principal executive officers and managing members of FCP are set forth below:

Name:	Title:	Address:	Principal Occupation:
Brian J. Frank	President, and Managing Member	312 East 22nd Street, #2B, New York, NY 10010	President, Frank Capital Partners, LLC
Monique M. Weiss	Chief Operating Officer, Member	312 East 22nd Street, #2B, New York, NY 10010	COO, Frank Capital Partners, LLC

Evaluation By The Board Of Trustees

At a meeting of the Board of Trustees held on June 27, 2010, the Board, including the Independent Trustees, evaluated the impact of the proposed management fee changes on the Fund.  The Board, including the Independent Trustees, requested and reviewed materials furnished by FCP, including financial information, and discussed the proposed New Management Agreement.

Based on its review, the Board of Trustees believes that approval of the New Management Agreement is in the best interests of the Trust and the Fund’s shareholders.  Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the Fund of the New Management Agreement.  In making this recommendation, the Board of Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications, and background of FCP’s investment personnel, (ii) the nature and quality of its operations and services, including the research tools and overall investment philosophy that FCP will continue to provide the Fund, (iii) the benefits of continuity in services to be provided by FCP, and (iv) the fact that Mr. Brian Frank will remain the portfolio manager for the Fund.

As to the nature, extent, and quality of the services to be provided by FCP to the Fund, the Trustees considered that, under the terms of the New Management Agreement, FCP would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as FCP in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Board considered the experience and resources to be dedicated to the Fund by FCP. FCP reported that its Code of Ethics remains in place, as well as FCP’s Compliance Policies and Procedures.  The Board concluded that, overall, the nature, extent, and quality of the services provided to the Fund by FCP were consistent with the Board’s expectations.

The Trustees considered the investment performance of the Fund compared to its benchmark. It was the consensus of the Trustees that the overall investment philosophy of FCP was satisfactory and that the performance of the Fund provided reasonable returns.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund and compared those fees to management fees paid by funds in a peer group of other mutual funds.  The Trustees noted that they had also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and had determined that the Fund’s contractual management fee and total expense ratio were reasonable.  The Trustees noted that, pursuant to a new Administration Agreement, FCP will provide administrative services and will continue to pay the Fund’s operating expenses (excluding the management fees and 12b-1 fees) for an annual fee of 0.25% (a copy of the Administration Agreement is attached hereto as Exhibit C).  Additionally, the Board noted that FCP has no other clients and consequently, there were no other fees charged by FCP for the Board to consider.  The Trustees concluded that the Fund’s management fees were acceptable in light of the quality of services the Fund expects to receive from FCP and the level of fees paid by funds in the peer group.

As to the profits to be realized by FCP, the Trustees noted that they had reviewed FCP’s estimates of its profitability and its financial condition.  Based on this review, the Trustees concluded that they were satisfied that FCP’s expected level of profitability from its relationship with the Fund was reasonable and not excessive under the New Management Agreement.  As to economies of scale and whether fee levels reflect those economies of scale, the Trustees noted that these factors were not relevant given the small size of the Fund; however, it was the consensus of the Board that the issue be revisited as the Fund grows.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

FEES AND EXPENSES OF THE FUND

The following table compares the Fund’s current fees to the fees and expenses that will be paid by the Fund’s Investor Class shareholders (1) if only the Plan is approved and (2) if both the Plan and the New Management Agreement are approved.  If the Plan is not approved, FCP will not enter into the New Management Agreement, and the Current Agreement will remain in effect.

Shareholder Fees (fees paid directly from your investment)	Current	Proposal 1 Only	Proposals 1 & 2
Redemption Fee (as a percentage of amount redeemed) on shares held less than 5 business days	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.50%	1.50%	0.99%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Other Expenses	0.00%	0.00%	0.25%
Acquired Fund Fees and Expenses[1]	0. 02%	0. 02%	0. 02%
Total Annual Fund Operating Expenses	1. 52%	1. 77%	1. 51%
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1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current	Proposal 1 Only	Proposals 1 & 2
1 Year	$ 155	$ 180	$ 154
3 Years	$ 480	$ 557	$ 477
5 Years	$ 829	$ 959	$ 824
10 Years	$1,813	$2,084	$1,802

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services. The Fund retains MSS to act as the Fund’s transfer agent and fund accountant. As described above, the Fund currently retains FCP as its investment adviser.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for (i) approval of the Distribution Plan pursuant to Rule 12b-1 for the Fund’s Investor Class Shares and (ii) approval of the New Management Agreement between the Trust and FCP and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

There were 512,600.790 shares of the Fund’s Investor Class issued and outstanding as of the Record Date and no shares issues and outstanding of any other class of the Fund.  Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of at least a majority of the shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for approval of the New Management Agreement and the Plan.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Management Agreement and proposed Plan, non-votes and abstentions will have the same effect as votes against the proposals because the required vote is a percentage of the Fund shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of July 1, 2010, with respect to the number of shares of the Fund beneficially owned by each Trustee and named executive officers of the Trust.

Name	Amount Beneficially Owned	Percent of Class
Brian J. Frank	40,266.632[1]	7.86%[1]
Matthew D. L. Deutsch	0	0%
Jason W. Frey	1,918.076	0.37%
Monique M. Weiss	40,266.632[1]	7.86%[1]

1 Mr. Frank and Ms. Weiss may be deemed to beneficially own certain shares held in accounts for various family members.  The total number of shares in each of those accounts combined is 40,266.632 (7.86% of the class).

As of July 1, 2010, all Trustees and officers of the Trust as a group beneficially owned 8.23 % of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of July 1, 2010, no other person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund .

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Mr. Brian J. Frank, 312 East 22nd Street, #2B, New York, New York 10010.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by FCP.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and FCP will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and FCP may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at 866-706-9790, or write the Trust at 312 East 22nd Street, #2B, New York, New York 10010.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 30, 2010

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.frankfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

Monique M. Weiss

Secretary

Dated July 22, 2010

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 440-526-4446.

Exhibit A

FRANK FUNDS

INVESTOR CLASS PLAN OF DISTRIBUTION

PURSUANT TO RULE 12b-1

WHEREAS, Frank Funds, an Ohio business trust (the “Trust”), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the “Shares”), which may be divided into one or more series of Shares (“Series”); and

WHEREAS, the Trust currently offers the Frank Value Fund (the “Fund”) as a Series; and

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “Independent Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan, by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto.

NOW THEREFORE, the Trust hereby adopts this Plan for the Investor Class Shares of the Fund, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

1.  Distribution Activities.  Subject to the supervision of the Trustees of the Trust, the Fund may, directly or indirectly, engage in any activities related to the distribution of Investor Class Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Investor Class Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Investor Class Shares or that hold Investor Class Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Investor Class Shares; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Investor Class Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2.  Annual Fee.  The Fund will pay the Fund’s distributor (the “Distributor”) an annual fee for the Distributor’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith (collectively, “Distribution Expenses”).  The annual fee paid by the Fund to the Distributor under this Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate not to exceed 0.25% of the average daily net assets of the Investor Class Shares of the Fund.  Payments received by the Distributor pursuant to this Plan will also compensate the Distributor for its services under the Distribution Agreement.

3.  Term and Termination.

(a)  This Plan shall become effective upon approval by majority votes of: (i) the Trust’s Board of Trustees; and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan; and (iii) the shareholders of the Fund.

(b)  This Plan shall remain in effect for the period of one year from the date determined pursuant to paragraph 3(a) above and may be continued thereafter if this Plan is approved at least annually by a majority of the Trust’s Board of Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

(c)  This Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Investor Class Shares of the Fund.  If this Plan is terminated, the Fund will not be required to make any payments for expenses incurred after the date of termination.

4.  Amendments.  All material amendments to this Plan must be approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof.  In addition, this Plan may not be amended to increase the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Investor Class Shares.

5.  Selection and Nomination of Trustees.  While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

6.  Quarterly Reports.  The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.  Recordkeeping.  The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

8.

Limitation of Liability.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware and notice is given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of the Fund under this instrument are not binding upon the Trustees, the shareholders of the Trust individually, or the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Fund.

Exhibit B

MANAGEMENT AGREEMENT

TO:

Frank Capital Partners LLC

312 East 22nd Street, #2B

New York, New York 10010

Dear Sirs:

The Frank Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  You have been selected to act as the sole investment adviser of the Frank Value Fund (the “Fund”), a series of the Trust, as more fully set forth below, and you are willing to act as such investment adviser under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

You will provide or arrange to be provided to the Value Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Value Fund consistent with the Fund’s investment objectives and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust may from time to time establish.  You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board of Trustees including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund.  Any such delegation shall not relieve you from any liability hereunder.

You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Fund.  You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

2.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund who are directors, officers, employees, or members of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, or members of your limited liability company will be paid by the Fund.  You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.

COMPENSATION OF THE ADVISER

For all of the services to be rendered by you as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 0.99% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.

PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

5.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

6.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name “Frank” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Frank” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Frank” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

7.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

8.

LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

9.

DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

10.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved  by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

11.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “The Frank Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

12.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

13.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the 1940 Act.

14.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of Ohio.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

15.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 312 East 22nd Street, #2B, New York, New York 10010, and your address for this purpose shall be 312 East 22nd Street, #2B, New York, New York 10010.

16.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

18.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Frank Funds

By:

Name:

Title:

Date:

ACCEPTANCE

The foregoing Agreement is accepted.

Frank Capital Partners LLC

By:

Name:

Title:

Date:

EXHIBIT C

ADMINISTRATION AGREEMENT

TO:

Frank Capital Partners, LLC

6 Stacy Court

Parsippany NJ 07054-3347

Dear Sirs:

Frank Funds (the “Trust”) herewith confirms our agreement with you.  The Trust has been organized to engage in the business of an open-end management investment company.

You have been selected to act as the administrator of the Frank Value Fund (the “Fund”), a series of the Trust, and to provide certain other services, as more fully set forth below, and you are willing to act as such administrator and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADMINISTRATION SERVICES

Subject to the direction and control of the Board of Trustees of the Trust (the "Board"), you will perform such sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (a) providing office space,  equipment and clerical personnel  necessary for performing the management functions herein set forth; (b) arranging, if desired by the Trust, for your directors, officers or employees to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) supervising the overall operations of the Trust, including the provision of services to the Trust by the Trust's fund accounting agent, transfer agent, custodian, auditors, and other independent contractors or agents (the "Service Providers"), which services include without limitation:  (i) supervising the updating of trust organizational documents, (ii) negotiating contracts and fees and the monitoring and coordinating of performance and billings of the Trust's Service Providers, (iii) supervising the preparation of and filing of documents required for compliance by the Trust with applicable laws and regulations (including state "blue sky" laws and regulations), including registration statements on Form N-1A, prospectuses and statements of additional information, semiannual and annual reports to the Trust's shareholders,  (iv) reviewing tax returns, (v) supervising the preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees, and supervising the preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust of the Fund, (vi) the maintenance of books and records of the Trust, (vii) telephone coverage to respond to shareholder inquiries that the Fund's transfer agent is unable to satisfy, (viii) providing reports and assisting the Trust's Chief Compliance Officer with compliance matters related to federal securities and tax laws, including compliance with the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder as amended from time to time, the "Act") and Subchapter M of the Internal Revenue Code of 1986, as amended, (viii) supervising the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of the rate of expense accruals and the arrangement of the payment of all fixed and management expenses, and (xi) supervising the determination of the Fund's net asset value and other fund accounting services to the Fund.

2.

USE OF SUBCONTRACTORS

You may subcontract for the performance of your obligations hereunder with any one or more persons; provided, however, any such delegation shall not relieve you from any liability hereunder.

3.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the entire salaries and wages of all of your employees, officers and agents who devote part or all of their time to the affairs of the Trust, and the wages and salaries of such persons shall not be deemed to be expenses incurred by the Trust.

You will also be responsible for the payment of the following: compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; fees and expenses of the non-interested person Trustees; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, and statements or reports to shareholders.

The Fund will pay all investment management fees; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

Additionally, certain out-of-pocket expenses, such as but not limited to, the cost of directors and officers errors and omissions insurance premiums, legal fees attributable to the Trust (not attributable to a specific series of the Trust), the costs and fees associated with the use of FundServ, trustee fees and expenses associated with the board of trustees meetings, shall be split equally with the other series of the Trust, and you will pay the Fund’s allocated share of such expenses.

4.

COMPENSATION OF THE ADMINISTRATOR

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you an annual fee equal to 0.25% of the daily net assets of the Fund.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

It is agreed that not all series of the Trust will pay similar fees due to the proximity of investment operations to the Administrator and the personnel the Administrator may share with the advisory personnel of one of more of the investment advisers to the Trust.

5.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render administrative and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

6.

LIMITATION OF LIABILITY OF ADMINISTRATOR

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

7.

TERMINATION OF THIS AGREEMENT

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.

8.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

9.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Frank Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

10.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

12.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of Ohio.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

13.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 6 Stacy Court, Parsippany NJ 07054-3347.

14.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you, nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

15.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.

  BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

17.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

[ Signature page follows ]

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Frank Funds

Dated: as of ____________, 2010

By:

Print Name:

_____________

Title:

_______

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Frank Capital Partners, LLC

Dated: as of ____________, 2010

By:

Print Name:

______________

Title:

________

Form of Proxy Card

FRANK FUNDS

SPECIAL MEETING OF SHAREHOLDERS

of the FRANK VALUE FUND

August 30, 2010

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Gregory Getts and Bob Anastasi, as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Trust to be held at the offices of Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 on August 30, 2010 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Frank Value Fund (the “Fund”) on the proposals set forth on the reverse regarding (i) the approval of the proposed Distribution Plan Pursuant to Rule 12b-1 for the Invest Class Shares of the Fund, (ii) the approval of a new management agreement between the Trust, on behalf of the Fund, and Frank Capital Partners LLC, and (iii) any other matters properly brought before the Meeting.

PROPOSAL 1 – THE BOARD OF TRUSTEES OF FRANK FUNDS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1:

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

PROPOSAL 2 – THE BOARD OF TRUSTEES OF FRANK FUNDS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND FRANK CAPITAL PARTNERS LLC.

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:

Signature(s):

___________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.